Exhibit 8.1

List of Subsidiaries of AerCap Holdings N.V.

The subsidiaries which are taken up in the consolidated financial statements are direct and indirect subsidiaries 100% owned, unless otherwise stated.

Subsidiary name	Jurisdiction of incorporation
ILFC Aruba A.V.V.	Aruba
ILFC Australia Holdings Pty. Ltd.	Australia
ILFC Australia Pty. Ltd.	Australia
Wombat 30633 Leasing Pty Ltd	Australia
Wombat 30638 Leasing Pty Ltd	Australia
Wombat 30644 Leasing Pty Ltd	Australia
Wombat 30648 Leasing Pty Ltd	Australia
Wombat 30658 Leasing Pty Ltd	Australia
Wombat 3474 Leasing Pty Ltd	Australia
Wombat 3495 Leasing Pty Ltd	Australia
Wombat 3547 Leasing Pty Ltd	Australia
Wombat 3668 Leasing Pty Ltd	Australia
Wombat V Leasing Pty Ltd	Australia
Wombat VI Leasing Pty Ltd	Australia
AerCap Holdings (Bermuda) Limited	Bermuda
AerCap International Bermuda Limited	Bermuda
AerCap Leasing 3034 (Bermuda) Ltd	Bermuda
AerCap Leasing MSN 2413 (Bermuda) Ltd	Bermuda
AerFunding 1 Limited and subsidiaries (5%)	Bermuda
Aircraft Lease Securitisation II Ltd. and subsidiaries (5% owned by AerCap Ireland Limited.)	Bermuda
Aquarius Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
Genesis Portfolio Funding I Limited	Bermuda
GLS Atlantic Alpha Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
ILFC (Bermuda) 5 Limited	Bermuda
ILFC (Bermuda) III Limited	Bermuda
Lare Leasing Limited	Bermuda
LC Bermuda No. 2 L.P.	Bermuda
LC Bermuda No. 2 Limited	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda
Westpark 1 Aircraft Leasing Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
AerCap Aircraft Purchase Limited	Cayman Islands

AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
Eaststar Limited	China
ILFC (Beijing) Services Co., Ltd	China
North Star Company Limited	China
Southstar Limited	China
Sunstar Limited	China
Biarritz Location S.A.R.L.	France
Calais Location S.A.R.L.	France
Grenoble Location S.A.R.L.	France
ILFC France S.A.R.L.	France
Lille Location S.A.R.L	France
Mulhouse Location S.A.R.L.	France
Nancy Location S.A.R.L.	France
Nice Location S.A.R.L.	France
Strasbourg Location S.A.R.L.	France
Toulouse Location S.A.R.L.	France
AerLift Leasing Jet Limited (50%)	Ireland
Acorn Aviation Limited	Isle of Man
AerCap Holding (IOM.) Limited	Isle of Man
AerCap International (Isle of Man) Limited	Isle of Man
AerCap IOM 2 Limited	Isle of Man
AerCap Note Purchaser (Io M) Limited	Isle of Man
AerLift Leasing Limited and subsidiaries (40%) (unconsolidated)	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man
AerCap Jet Limited	Jersey
ILFC Labuan ECA Ltd.	Labuan
ILFC Labuan Ltd.	Labuan
AerCap Aviation Assets Fund Management S.a.r.l. (60%)	Luxembourg
Delos Finance S.A.R.L.	Luxembourg
GLS Norway Alpha A/S	Norway
AerCap A330 Holdings Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Asset Finance Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
AerCap Engine Leasing Limited	Republic of Ireland
AerCap Finance Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Holding & Finance Limited	Republic of Ireland
AerCap Ireland Asset Investment 1 Limited	Republic of Ireland
AerCap Ireland Asset Investment 2 Limited	Republic of Ireland

AerCap Ireland Capital Limited	Republic of Ireland
AerCap Ireland Funding 1 Limited	Republic of Ireland
AerCap Ireland Limited	Republic of Ireland
AerCap Irish Aircraft Leasing 2 Limited	Republic of Ireland
AerCap Leasing 3034 Limited	Republic of Ireland
AerCap Leasing 8 Limited	Republic of Ireland
AerCap Leasing 946 Limited	Republic of Ireland
AerCap Note Purchaser Limited	Republic of Ireland
AerCap Partners 2 Holding Limited and subsidiary (50%)	Republic of Ireland
AerCap Partners 3 Holding Limited and Subsidiaries (50%)	Republic of Ireland
AerCap Partners 767 Holdings Limited & Subsidiary (50%)	Republic of Ireland
AerCap Partners I Holding Limited and Subsidiaries (50%)	Republic of Ireland
AerDragon Aviation Partners Limited and Subsidiaries (16.667%) (unconsolidated)	Republic of Ireland
AerFi Group Limited	Republic of Ireland
AerVenture Export Leasing Limited	Republic of Ireland
AerVenture Limited (and subsidiaries)	Republic of Ireland
Andes Aircraft Leasing Limited	Republic of Ireland
Andromeda Aircraft Leasing Limited	Republic of Ireland
Burgundy Aircraft Leasing Limited	Republic of Ireland
Calliope Limited	Republic of Ireland
Camden Aircraft Leasing Limited	Republic of Ireland
Castletroy Leasing Limited	Republic of Ireland
CelestialFunding Holdings Limited	Republic of Ireland
CelestialFunding II Limited	Republic of Ireland
CelestialFunding Limited	Republic of Ireland
Celtago Limited	Republic of Ireland
Charleville Aircraft Leasing Limited	Republic of Ireland
CieloFunding Holdings Limited & Subsidiaries	Republic of Ireland
Clarity Leasing Limited	Republic of Ireland
CloudFunding II Limited	Republic of Ireland
CloudFunding Limited	Republic of Ireland
CuttlefishFunding Limited	Republic of Ireland
Danang Aircraft Leasing Limited	Republic of Ireland
Danang Aircraft Leasing No 2 Limited	Republic of Ireland
Excalibur Aircraft Leasing Limited	Republic of Ireland
Fansipan Aircraft Leasing Limited	Republic of Ireland
Flotlease MSN 3699 Limited	Republic of Ireland
Flotlease MSN 973 Limited	Republic of Ireland
FlyFunding Limited	Republic of Ireland
Geministream Aircraft Leasing Limited	Republic of Ireland
Geneva Triple Sept Leasing Limited	Republic of Ireland
Glide Aircraft 73B-41815 Limited	Republic of Ireland
Glide Funding Limited	Republic of Ireland
Harmonic Aircraft Leasing Limited	Republic of Ireland
Hyperion Aircraft Financing Limited & Subsidiaries	Republic of Ireland

ILFC Aircraft 32A-2797 Limited	Republic of Ireland
ILFC Aircraft 33A-1284 Limited	Republic of Ireland
ILFC Ireland 2 Limited	Republic of Ireland
ILFC Ireland 3 Limited	Republic of Ireland
ILFC Ireland Limited	Republic of Ireland
ILFC Ireland Limited & Subsidiaries	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
Leostream Aircraft Leasing Limited	Republic of Ireland
Librastream Aircraft Leasing Limited	Republic of Ireland
Limelight Funding Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Mainstream Aircraft Leasing Limited	Republic of Ireland
Melodic Aircraft Leasing Limited	Republic of Ireland
Monophonic Aircraft Leasing Limited	Republic of Ireland
Moonlight Aircraft Leasing (Ireland) Limited	Republic of Ireland
NimbusFunding Limited	Republic of Ireland
Philharmonic Aircraft Leasing Limited	Republic of Ireland
Polyphonic Aircraft Leasing Limited	Republic of Ireland
Quadrant MSN 5869 Limited	Republic of Ireland
Rouge Aircraft Leasing Limited	Republic of Ireland
Scarlet Aircraft Leasing Limited	Republic of Ireland
Shrewsbury Aircraft Leasing Ltd	Republic of Ireland
SkyFunding II Holdings Limited	Republic of Ireland
SkyFunding II Limited	Republic of Ireland
SkyFunding Limited	Republic of Ireland
Skyscape Limited	Republic of Ireland
SoraFunding Limited	Republic of Ireland
StratusFunding Limited	Republic of Ireland
Streamline Aircraft Leasing Limited	Republic of Ireland
Sunflower Aircraft Leasing Limited	Republic of Ireland
Surestream Aircraft Leasing Limited	Republic of Ireland
Symphonic Aircraft Leasing Limited	Republic of Ireland
Synchronic Aircraft Leasing Limited	Republic of Ireland
Transversal Aircraft Holdings Limited	Republic of Ireland
Transversal Aircraft Leasing II Limited	Republic of Ireland
Transversal Aircraft Leasing Limited	Republic of Ireland
Triple Eight Aircraft Holdings Limited	Republic of Ireland
Triple Eight Aircraft Leasing Limited	Republic of Ireland
Virgostream Aircraft Leasing Limited	Republic of Ireland
XLease MSN (1439) Limited	Republic of Ireland
XLease MSN (1450) Limited	Republic of Ireland
AerCap Singapore Pte. Ltd.	Singapore
ILFC Singapore Pte. Ltd.	Singapore
AerFi Sverige AB	Sweden

International Lease Finance Corporation (Sweden) AB	Sweden
AerCap A330 Holdings B.V.	The Netherlands
AerCap AerVenture Holding B.V.	The Netherlands
AerCap Aircraft 30661 B.V.	The Netherlands
AerCap Aircraft 73B-30645 B.V.	The Netherlands
AerCap Aviation Solutions B.V.	The Netherlands
AerCap B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	The Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	The Netherlands
AerCap Dutch Global Aviation B.V.	The Netherlands
AerCap Group Services B.V.	The Netherlands
AerCap International B.V.	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AerCap Netherlands B.V.	The Netherlands
Annamite Aircraft Leasing B.V.	The Netherlands
Clearstream Aircraft Leasing B.V.	The Netherlands
FodiatorFunding B.V.	The Netherlands
Harmony Funding B.V.	The Netherlands
Harmony Funding Holdings B.V.	The Netherlands
ILFC Aviation Services( Europe) B.V.	The Netherlands
NimbusFunding B.V.	The Netherlands
Quadrant MSN 209 BV.	The Netherlands
Quadrant MSN 2254 B.V.	The Netherlands
Quadrant MSN 231 B.V.	The Netherlands
Quadrant MSN 2310 B.V.	The Netherlands
StratocumulusFunding B.V.	The Netherlands
Worldwide Aircraft Leasing B.V.	The Netherlands
Worldwide Aircraft Leasing II B.V.	The Netherlands
AerCap UK Limited	United Kingdom
AeroTurbine Europe Limited	United Kingdom
ILFC UK Limited	United Kingdom
Acsal Holdco LLC (19.44%) (unconsolidated)	United States of America
AerCap Global Aviation Trust	United States of America
AerCap Group Services, Inc	United States of America
AerCap Leasing USA I, Inc	United States of America
AerCap Leasing USA II, Inc	United States of America
AerCap U.S. Global Aviation LLC	United States of America
AerCap, Inc.	United States of America
AeroTurbine, Inc.	United States of America
Aircraft 32A-2731 Inc.	United States of America
Aircraft 32A-3147 Inc.	United States of America
Aircraft 32A-3148 Inc.	United States of America
Aircraft 32A-810 Inc.	United States of America

Aircraft 33A-272 Inc.	United States of America
Aircraft 33A-358 Inc.	United States of America
Aircraft 33A-364 Inc.	United States of America
Aircraft 34A-216 Inc.	United States of America
Aircraft 73B-25374 Inc.	United States of America
Aircraft 73B-25375 Inc.	United States of America
Aircraft 73B-26323 Inc.	United States of America
Aircraft 73B-28249 Inc.	United States of America
Aircraft 73B-30671 Inc.	United States of America
Aircraft 73B-31127 Inc.	United States of America
Aircraft 73B-32796 Inc.	United States of America
Aircraft 73B-33220 Inc.	United States of America
Aircraft 73B-38821 Inc.	United States of America
Aircraft 73B-41794 Inc.	United States of America
Aircraft 73B-41796 Inc.	United States of America
Aircraft 73B-41806 Inc.	United States of America
Aircraft 73B-41815 Inc.	United States of America
Aircraft B757 29382 Inc.	United States of America
Aircraft B767 29388 Inc.	United States of America
Aircraft SPC-12, LLC & Subs	United States of America
Aircraft SPC-14, Inc.	United States of America
Aircraft SPC-3, Inc.	United States of America
Aircraft SPC-4, Inc.	United States of America
Aircraft SPC-8, Inc.	United States of America
Aircraft SPC-9, LLC & Subs	United States of America
Apollo Aircraft Inc.	United States of America
Brokat Leasing, LLC	United States of America
CABREA, Inc.	United States of America
Charmlee Aircraft Inc.	United States of America
Delos Aircraft Inc.	United States of America
Euclid Aircraft, Inc.	United States of America
Excalibur One 77B LLC	United States of America
Fleet Solutions Holdings Inc.	United States of America
Flying Fortress Financing, LLC & Subsidiaries	United States of America
Grand Staircase Aircraft, LLC	United States of America
Hyperion Aircraft Financing Inc.	United States of America
Hyperion Aircraft Inc.	United States of America
ILFC Aviation Consulting, Inc.	United States of America
ILFC Cayman Limited	United States of America
ILFC Dover, Inc.	United States of America
ILFC Volare, Inc.	United States of America
Interlease Aircraft Trading Corporation	United States of America
Interlease Management Corporation	United States of America
International Lease Finance Corporation	United States of America
Klementine Holdings, Inc.	United States of America
Klementine Leasing, Inc.	United States of America

Maiden Leasing, LLC	United States of America
Park Topanga Aircraft, LLC	United States of America
Romandy Triple Sept LLC	United States of America
States Aircraft, Inc.	United States of America
Temescal Aircraft, LLC & Subsidiaries	United States of America
Top Aircraft, Inc.	United States of America